                                                                      EXHIBIT 24


                             DIRECTOR AND OFFICER OF
                               BRUSH WELLMAN INC.
                       AND BRUSH ENGINEERED MATERIALS INC.

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Brush Wellman Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Gordon D. Harnett, John D. Grampa and Michael C. Hasychak, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $1.00 per share (and following the merger contemplated by the Company's proxy statement for the 2000 Annual Meeting, the common stock, no par value, of Brush Engineered Materials Inc.), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of May 2, 2000.




                              /s/ Gordon D. Harnett
                   -------------------------------------------
                                Gordon D. Harnett
          Chairman of the Board, President and Chief Executive Officer*


* Relates to Mr. Harnett's capacity both (i) as a director and officer of Brush Wellman Inc. prior to the merger of Brush Merger Co. into Brush Wellman Inc. and (ii) as a director and officer of Brush Engineered Materials Inc. thereafter.

                                   OFFICER OF
                               BRUSH WELLMAN INC.
                       AND BRUSH ENGINEERED MATERIALS INC.

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Brush Wellman Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Gordon D. Harnett, John D. Grampa and Michael C. Hasychak, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $1.00 per share (and following the merger contemplated by the Company's proxy statement for the 2000 Annual Meeting, the common stock, no par value, of Brush Engineered Materials Inc.), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of May 2, 2000.




                                /s/ John D. Grampa
                   -----------------------------------------
                                 John D. Grampa
              Vice President - Finance and Chief Financial Officer*


* Relates to Mr. Grampa's capacity both (i) as an officer of Brush Wellman Inc. prior to the merger of Brush Merger Co. into Brush Wellman Inc. and (ii) as an officer of Brush Engineered Materials Inc. thereafter.

                                   DIRECTOR OF
                               BRUSH WELLMAN INC.
                       AND BRUSH ENGINEERED MATERIALS INC.

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Brush Wellman Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Gordon D. Harnett, John D. Grampa and Michael C. Hasychak, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $1.00 per share (and following the merger contemplated by the Company's proxy statement for the 2000 Annual Meeting, the common stock, no par value, of Brush Engineered Materials Inc.), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of May 2, 2000.












                         [Signatures on following page.]

  /s/ William P. Madar                              /s/ David L. Burner
----------------------------------                ----------------------------
     William P. Madar                                    David L. Burner
        Director*                                          Director*


    /s/ David H. Hoag                                /s/ Joseph P. Keithley
----------------------------------                ----------------------------
      David H. Hoag                                     Joseph P. Keithley
        Director*                                            Director*


/s/ Albert C. Bersticker                          /s/ William R. Robertson
----------------------------------                ----------------------------
     Albert C. Bersticker                             William R. Robertson
        Director*                                            Director*


/s/ Dr. Charles F. Brush, III                     /s/ John Sherwin, Jr.
----------------------------------                ----------------------------
   Dr. Charles F. Brush, III                         John Sherwin, Jr.
        Director*                                         Director*


* Relates to the capacity of each above signed director both (i) as a director of Brush Wellman Inc. prior to the merger of Brush Merger Co. into Brush Wellman Inc. and (ii) as a director of Brush Engineered Materials Inc. thereafter.